                       NOTICE OF GUARANTEED DELIVERY FOR
                            SFX ENTERTAINMENT, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer (the "Exchange Offer") of SFX Entertainment, Inc. (the
"Company") made pursuant to the Prospectus, dated          , 1999 (the
"Prospectus"), if certificates for outstanding 91/8% Senior Subordinated Notes due 2008 (the "Old Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to
5:00 p.m., New York City time, on        , 1999, at which time the Exchange
Offer and withdrawal rights will expire unless extended by the Company (the "Expiration Date"). Such form may be delivered or transmitted by mail, hand or overnight courier to ChaseMellon Shareholder Services, L.L.C. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


   Delivery to: ChaseMellon Shareholder Services, L.L.C., the Exchange Agent


                                                            By Hand:                            By Overnight Delivery:
                  By U.S. Mail:

 ChaseMellon Shareholder Services, L.L.C.   ChaseMellon Shareholder Services, L.L.C.   ChaseMellon Shareholder Services, L.L.C.
              Post Office Box 3301                  120 Broadway, 13th Floor                      85 Challenger Road
          South Hackensack, NJ 07606                   New York, NY 10271                           Mail Drop-Reorg
       Attn: Reorganization Department           Attn: Reorganization Department               Ridgefield Park, NJ 07660

        Facsimile Number:                         Confirm Facsimile Only:
          (201) 296-4293                              (201) 296-4860


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.



Aggregate Principal Amount of Old Notes
tendered:
$_________________________________
Certificate Nos. (if available):

----------------------------------
Aggregate Principal Amount Represented by      If Old Notes will be delivered by book-entry
Old Certificates(s):                           transfer to The Depository Trust Company,
                                               provide account number.
$_________________________________             Account Number______________________


   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X _______________________________  __________ , 1999

X _______________________________  __________ , 1999
  Signature(s) of Owner(s) or          Date
  Authorized Signatory


  Area Code and Telephone
     Number: _____________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
            -------------------------------------------------------------------


            -------------------------------------------------------------------


            -------------------------------------------------------------------

Capacity:
            -------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

___________________________________________
            Name of Firm

___________________________________________
             Address


___________________________________________
City          State          Zip Code


Area Code and Tel. No._____________________


___________________________________________
         Authorized Signature

___________________________________________
              Title


Name:______________________________________
                (Please Type or Print)


Dated:_____________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
       OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.